UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2026

Lifeward Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Cabot Rd., Hudson, MA	01749
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +508.251.1154

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	LFWD	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07          Submission of Matters to a Vote of Security Holders.

An aggregate of 7,252,783 ordinary shares, no par value each (the “Ordinary Shares”), of Lifeward Ltd. (the “Company”), or approximately 39.7% of the 18,293,776 Ordinary Shares issued and outstanding as of January 20, 2026, the record date for the Extraordinary General Meeting of Shareholders of the Company held on March 12, 2026 (the “Meeting”), were present or voted at the Meeting, constituting a quorum. The following proposals were voted upon at the Meeting, with the results of such voting as set forth below.  Each of the proposals received the requisite level of approval by shareholders. The proposals are described in greater detail in the Proxy Statement for the Meeting (the “Proxy Statement”).

Results of the Meeting

Proposal No. 1: To approve the Company’s issuance of Ordinary Shares, as described in the Proxy Statement, (a) to Oramed Pharmaceuticals Inc. (“Oramed”), as consideration for the acquisition of 100% of the outstanding shares of Oratech Pharma, Inc. (the “Oratech Acquisition”), (b) to Oramed, upon the exercise of pre-funded warrants to purchase Ordinary Shares and warrants to purchase Ordinary Shares, which will be issued to Oramed in connection with the Oratech Acquisition, and (c) to Oramed and certain investors, upon the conversion of secured convertible notes and upon the exercise of warrants to purchase Ordinary Shares, which will be issued to Oramed and such investors pursuant to a securities purchase agreement that was entered into in connection with the Oratech Acquisition.

For	Against	Abstain	Broker Non-Votes
1,854,591	470,084	64,625	4,863,483

Proposal No. 2: To approve the election of the two directors named in the Proxy Statement, contingent upon and effective as of the closing of the Oratech Acquisition, each as an “external director” (an “External Director”) within the meaning of the Israel Companies Law, 5759-1999, to serve for a three-year term effective as of the closing of the Oratech Acquisition.

For	Against	Abstain	Broker Non-Votes
1,906,767	409,347	73,186	4,863,483

Proposal No. 3: To approve the compensation of the External Directors who may serve from time to time.

For	Against	Abstain	Broker Non-Votes
1,327,050	1,020,019	42,231	4,863,483

Proposal No. 4: To approve an increase in the number of shares available for grant under the Company’s 2025 Incentive Compensation Plan.

For	Against	Abstain	Broker Non-Votes
1,257,961	1,072,889	58,450	4,863,483

Proposal No. 5: To approve an equity grant to Mr. Mark Grant, the Company’s President and Chief Executive Officer.

For	Against	Abstain	Broker Non-Votes
1,656,670	674,846	57,784	4,863,483

Proposal No. 6: To approve the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2026, and until the Company’s 2027 annual meeting of shareholders, and to authorize the Board, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.

For	Against	Abstain	Broker Non-Votes
6,175,644	573,100	504,039	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifeward Ltd.

By:	/s/ Mark Grant
Name: Title:	Mark Grant Chief Executive Officer

Dated: March 12, 2026